Exhibit 10.3

Hartford Loan No. BHM0J4YP7

PROMISSORY NOTE

$25,000,000.00	July 1, 2010

THIS PROMISSORY NOTE (this “Note”) is made as of the 1st day of July, 2010 by 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower") and HARTFORD LIFE INSURANCE COMPANY (“Lender”).

WITNESSETH:

WHEREAS, Hartford Life Insurance Company, Hartford Life and Accident Insurance Company and Hartford Life and Annuity Insurance Company, each a Connecticut corporation (collectively, “Lender”) collectively hold that certain Consolidated Promissory Note dated July 1, 2010 (the “Consolidated Note”) upon which there exists a present total outstanding principal balance of $45,500,000.00 in the aggregate; and

WHEREAS, Borrower acknowledges, confirms and certifies that there are no offsets, defenses or counterclaims to the payment of the Consolidated Note and that the aggregate outstanding principal amount of the Consolidated Note is $45,500,000.00; and

WHEREAS, Borrower and Lender desire to split, amend, modify and restate the Consolidated Note as three (3) separate notes, each of which shall be secured by the Property and the aggregate indebtedness thereby to evidence a principal indebtedness in the amount of $45,500,000.00, together with interest thereon, on the terms hereinafter set forth;

NOW, THEREFORE, Borrower and Lender hereby confirm that the Consolidated Note is hereby superseded and replaced by, collectively, this Note, that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life and Accident Insurance Company in the stated principal amount of $10,500,000.00 (the “Hartford Accident Note”) and that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life and Annuity Insurance Company in the stated principal amount of $10,000,000.00 (the “Harford Annuity Note” and together with the Hartford Accident Note, collectively, the “Other Notes”), and the indebtedness evidenced by the Consolidated Note has been amended and restated in the principal amount of Forty-Five Million Five Hundred Thousand and 00/100 Dollars ($45,500,000.00) together with interest thereon as provided, collectively, in this Note and the Other Notes, and this Note and the Other Notes collectively modify and restate, in its entirety, the terms of the Consolidated Note, as provided in the Other Notes and as follows:

FOR VALUE RECEIVED, 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower"), jointly and severally promise and agree to pay to the order of HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation ("Lender"), in lawful money of the United States of America, the principal sum of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or so much thereof as may be outstanding and payable to Lender under the Fixed Rate Term Loan Agreement of even date herewith by and among Borrower and Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, and Hartford Life and Annuity Insurance Company (the "Loan Agreement"), with interest on the unpaid principal sum owing thereunder at the rate or rates or in the amounts computed in accordance with the Loan Agreement, together with all other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement.  Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due Lender and unpaid under the Loan Agreement on July 1, 2017, or on any earlier Maturity Date as set forth in the Loan Agreement.  Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at the office or other location as Lender may hereafter designate from time to time. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of collateral at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

This Note evidences a portion of the principal amount advanced to, interest due from and all amounts otherwise owed by Borrower under the Loan Agreement, and, together with the Other Notes, are collectively defined as the “Note” in the Loan Agreement.  This Note is secured by the liens and security interests created under the Loan Documents (including those arising under the Mortgage).  Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

2

Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.  This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER BORROWER NOR LENDER SHALL BE RESPONSIBLE OR LIABLE TO THE OTHER OR TO ANY OTHER PERSON FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHICH MAY BE ALLEGED AS A RESULT OF THIS NOTE, OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY BREACH OR OTHER DEFAULT BY ANY PARTY HERETO.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE TRANSACTION CONTEMPLATED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN AGREEMENT OR IN ANY WAY RELATING TO THE LOAN AGREEMENT OR THE COLLATERAL (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS NOTE, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS NOTE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS NOTE.  BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF QUEENS, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS.

[Remainder of this page intentionally left blank; signature page to follow]

3

IN WITNESS WHEREOF, this Note has been executed by Borrower and is effective as of the day and year first above written.

165-25 147TH AVENUE, LLC,
a New York limited liability company

By: Green Acquisition, Inc.,
a New York corporation, its sole member

By: ___________________
Name: Jerome Cooper
Title: President

85-01 24TH AVENUE, LLC,
a New York limited liability company

By: Triboro Acquisition, Inc.,
a New York corporation, its sole member

By: ___________________
Name: Jerome Cooper
Title: President

[Signature Page to $25,000,000.00 Promissory Note]

Hartford Loan No. BHM0J4YP7

PROMISSORY NOTE

$10,500,000.00	July 1, 2010

THIS PROMISSORY NOTE (this “Note”) is made as of the 1st day of July, 2010 by 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower") and HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY (“Lender”).

WITNESSETH:

WHEREAS, Hartford Life Insurance Company, Hartford Life and Accident Insurance Company and Hartford Life and Annuity Insurance Company, each a Connecticut corporation (collectively, “Lender”) collectively hold that certain Consolidated Promissory Note dated July 1, 2010 (the “Consolidated Note”) upon which there exists a present total outstanding principal balance of $45,500,000.00 in the aggregate; and

WHEREAS, Borrower acknowledges, confirms and certifies that there are no offsets, defenses or counterclaims to the payment of the Consolidated Note and that the aggregate outstanding principal amount of the Consolidated Note is $45,500,000.00; and

WHEREAS, Borrower and Lender desire to split, amend, modify and restate the Consolidated Note as three (3) separate notes, each of which shall be secured by the Property and the aggregate indebtedness thereby to evidence a principal indebtedness in the amount of $45,500,000.00, together with interest thereon, on the terms hereinafter set forth;

NOW, THEREFORE, Borrower and Lender hereby confirm that the Consolidated Note is hereby superseded and replaced by, collectively, this Note, that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life Insurance Company in the stated principal amount of $25,000,000.00 (the “Hartford Life Note”) and that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life and Annuity Insurance Company in the stated principal amount of $10,000,000.00 (the “Harford Annuity Note” and together with the Hartford Life Note, collectively, the “Other Notes”), and the indebtedness evidenced by the Consolidated Note has been amended and restated in the principal amount of Forty-Five Million Five Hundred Thousand and 00/100 Dollars ($45,500,000.00) together with interest thereon as provided, collectively, in this Note and the Other Notes, and this Note and the Other Notes collectively modify and restate, in its entirety, the terms of the Consolidated Note, as provided in the Other Notes and as follows:

FOR VALUE RECEIVED, 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower"), jointly and severally promise and agree to pay to the order of HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, a Connecticut corporation ("Lender"), in lawful money of the United States of America, the principal sum of Ten Million Five Hundred Thousand and 00/100 Dollars ($10,500,000.00) or so much thereof as may be outstanding and payable to Lender under the Fixed Rate Term Loan Agreement of even date herewith by and among Borrower and Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, and Hartford Life and Annuity Insurance Company (the "Loan Agreement"), with interest on the unpaid principal sum owing thereunder at the rate or rates or in the amounts computed in accordance with the Loan Agreement, together with all other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement.  Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due Lender and unpaid under the Loan Agreement on July 1, 2017, or on any earlier Maturity Date as set forth in the Loan Agreement.  Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at the office or other location as Lender may hereafter designate from time to time. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of collateral at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

This Note evidences a portion of the principal amount advanced to, interest due from and all amounts otherwise owed by Borrower under the Loan Agreement, and, together with the Other Notes, are collectively defined as the “Note” in the Loan Agreement.  This Note is secured by the liens and security interests created under the Loan Documents (including those arising under the Mortgage).  Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

2

Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.  This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER BORROWER NOR LENDER SHALL BE RESPONSIBLE OR LIABLE TO THE

OTHER OR TO ANY OTHER PERSON FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHICH MAY BE ALLEGED AS A RESULT OF THIS NOTE, OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY BREACH OR OTHER DEFAULT BY ANY PARTY HERETO.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE TRANSACTION CONTEMPLATED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN AGREEMENT OR IN ANY WAY RELATING TO THE LOAN AGREEMENT OR THE COLLATERAL (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS NOTE, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS NOTE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS NOTE.  BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF QUEENS, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS.

[Remainder of this page intentionally left blank; signature page to follow]

-

3

IN WITNESS WHEREOF, this Note has been executed by Borrower and is effective as of the day and year first above written.

165-25 147TH AVENUE, LLC,
a New York limited liability company

By: Green Acquisition, Inc.,
a New York corporation, its sole member

By: ___________________
Name: Jerome Cooper
Title: President

85-01 24TH AVENUE, LLC,
a New York limited liability company

By: Triboro Acquisition, Inc.,
a New York corporation, its sole member

By: ___________________
Name: Jerome Cooper
Title: President

[Signature Page to $10,500,000.00 Promissory Note]

Hartford Loan No. BHM0J4YP7

PROMISSORY NOTE

$10,000,000.00	July 1, 2010

THIS PROMISSORY NOTE (this “Note”) is made as of the 1st day of July, 2010 by 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower") and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (“Lender”).

WITNESSETH:

WHEREAS, Hartford Life Insurance Company, Hartford Life and Accident Insurance Company and Hartford Life and Annuity Insurance Company, each a Connecticut corporation (collectively, “Lender”) collectively hold that certain Consolidated Promissory Note dated July 1, 2010 (the “Consolidated Note”) upon which there exists a present total outstanding principal balance of $45,500,000.00 in the aggregate; and

WHEREAS, Borrower acknowledges, confirms and certifies that there are no offsets, defenses or counterclaims to the payment of the Consolidated Note and that the aggregate outstanding principal amount of the Consolidated Note is $45,500,000.00; and

WHEREAS, Borrower and Lender desire to split, amend, modify and restate the Consolidated Note as three (3) separate notes, each of which shall be secured by the Property and the aggregate indebtedness thereby to evidence a principal indebtedness in the amount of $45,500,000.00, together with interest thereon, on the terms hereinafter set forth;

NOW, THEREFORE, Borrower and Lender hereby confirm that the Consolidated Note is hereby superseded and replaced by, collectively, this Note, that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life Insurance Company in the stated principal amount of $25,000,000.00 (the “Hartford Life Note”) and that certain Promissory Note dated the date hereof from Borrower to the order of Hartford Life and Annuity Insurance Company in the stated principal amount of $10,500,000.00 (the “Harford Accident Note” and together with the Hartford Life Note, collectively, the “Other Notes”), and the indebtedness evidenced by the Consolidated Note has been amended and restated in the principal amount of Forty-Five Million Five Hundred Thousand and 00/100 Dollars ($45,500,000.00) together with interest thereon as provided, collectively, in this Note and the Other Notes, and this Note and the Other Notes collectively modify and restate, in its entirety, the terms of the Consolidated Note, as provided in the Other Notes and as follows:

FOR VALUE RECEIVED, 165-25 147TH AVENUE, LLC and 85-01 24TH AVENUE, LLC, each a New York limited liability company (collectively, "Borrower"), jointly and severally promise and agree to pay to the order of HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, a Connecticut corporation ("Lender"), in lawful money of the United States of America, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) or so much thereof as may be outstanding and payable to Lender under the Fixed Rate Term Loan Agreement of even date herewith by and among Borrower and Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, and Hartford Life and Annuity Insurance Company (the "Loan Agreement"), with interest on the unpaid principal sum owing thereunder at the rate or rates or in the amounts computed in accordance with the Loan Agreement, together with all other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement.  Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due Lender and unpaid under the Loan Agreement on July 1, 2017, or on any earlier Maturity Date as set forth in the Loan Agreement.  Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at the office or other location as Lender may hereafter designate from time to time. Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of collateral at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

This Note evidences a portion of the principal amount advanced to, interest due from and all amounts otherwise owed by Borrower under the Loan Agreement, and, together with the Other Notes, are collectively defined as the “Note” in the Loan Agreement.  This Note is secured by the liens and security interests created under the Loan Documents (including those arising under the Mortgage).  Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

2

Borrower's liability hereunder is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.  This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of New York and of the United States of America.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER BORROWER NOR LENDER SHALL BE RESPONSIBLE OR LIABLE TO THE OTHER OR TO ANY OTHER PERSON FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHICH MAY BE ALLEGED AS A RESULT OF THIS NOTE, OR THE TRANSACTION CONTEMPLATED HEREBY, INCLUDING ANY BREACH OR OTHER DEFAULT BY ANY PARTY HERETO.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE TRANSACTION CONTEMPLATED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN AGREEMENT OR IN ANY WAY RELATING TO THE LOAN AGREEMENT OR THE COLLATERAL (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS NOTE, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS NOTE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).  THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS NOTE.  BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF QUEENS, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY OTHER SECURITY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR THEREIN OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE LITIGATED IN OR BY SUCH FEDERAL OR STATE COURTS.

[Remainder of this page intentionally left blank; signature page to follow]

3

IN WITNESS WHEREOF, this Note has been executed by Borrower and is effective as of the day and year first above written.

165-25 147TH AVENUE, LLC,
a New York limited liability company

By: Green Acquisition, Inc.,
a New York corporation, its sole member

By: _______________________
Name: Jerome Cooper
Title: President

85-01 24TH AVENUE, LLC,
a New York limited liability company

By: Triboro Acquisition, Inc.,
a New York corporation, its sole member

By: _______________________
Name: Jerome Cooper
Title: President

[Signature Page to $10,000,000.00 Promissory Note]